SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report -  October 22, 2001
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                        (Date of earliest event reported)


                            QUAD SYSTEMS CORPORATION
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             (Exact name of Registrant as specified in its charter)



         Delaware                      0-21504               23-2180139
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  (State of incorporation)           (Commission           (IRS Employer
                                     File Number)        Identification No.)



          2405 Maryland Road, Willow Grove, Pennsylvania      19090
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             (Address of principal executive offices)       (Zip Code)



    Registrant's telephone number, including area code     (215) 784-4500
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         (Former name or former address, if changes since last report)

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Item 5. Other Events

     On October 16, 2001, the Company filed its September 2001 Monthly Operating Report ("MOR") pursuant to United States Trustee's Operating Guidelines for Chapter 11 Cases, and pursuant to 28 U.S.C. Section 586(a) (3). A copy of such report is attached as an exhibit to this filing.

     The attachments and exhibits referenced in the MOR are not attached as part of Exhibit 99, but are available at the Office of the United States Trustee and the United States Bankruptcy Court for the Eastern District of Pennsylvania. In addition, the Registrant agrees that it will furnish a copy of any such omitted attachment or exhibit to the Commission upon request.

Exhibit 99     September 2001 Monthly Operating Report





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       QUAD SYSTEMS CORPORATION


 Dated:  October 22, 2001               By  /s/ Thomas E. Keogh
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                                           Thomas E. Keogh
                                           President, Secretary and Treasurer